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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                               October 16, 2001



                              GENSYM CORPORATION
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              (Exact Name of Registrant as Specified in Charter)



         DELAWARE                       0-27696                  04-2932756
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(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)               File Numbers)           Identification No.)



52 SECOND AVENUE, BURLINGTON, MASSACHUSETTS                           01803
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(Address of Principal Executive Offices)                            (Zip Code)


                                (781) 265-7100
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             (Registrant's telephone number, including area code)


                                NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS.

Proposed Sale of NetCure Product Line

         On October 16, 2001, Gensym Corporation (the "Company") and Rocket Software, Inc. executed and delivered a letter agreement providing the terms and conditions for the purchase and sale of the Company's NetCure(TM) product line. A copy of the letter agreement is attached to this report as an exhibit and is incorporated herein by reference.

         A copy of the press release issued by the Company on October 17, 2001 relating to the proposed sale of the NetCure product line is attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

       99.1 Letter Agreement, dated October 16, 2001, between Gensym Corporation and Rocket Software, Inc. relating to the purchase and sale of the Company's NetCure product line

       99.2 Press release, dated October 17, 2001, announcing the proposed sale of the Company's NetCure product line



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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 22, 2001          GENSYM CORPORATION



                                 By:  /s/ Jeffrey A. Weber
                                      ----------------------
                                 Name:  Jeffrey A. Weber
                                 Title:  Chief Financial Officer



                                 EXHIBIT INDEX


    Exhibit No.     Description
    -----------     -----------

       99.1 Letter Agreement, dated October 16, 2001, between Gensym Corporation and Rocket Software, Inc. relating to the purchase and sale of the Company's NetCure product line

       99.2 Press release, dated October 17, 2001, announcing the proposed sale of the Company's NetCure product line



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